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                                                                    EXHIBIT 23.3

                        CONSENT OF NOMINATED DIRECTOR


     I hereby consent to all references to me as a nominated director in the Registration Statement on Form S-1 (File No. 333-13721) of Four Media Company and the Prospectus constituting a part thereof.



                                       /s/ Paul Bricault
                                       -------------------------
                                       Paul Bricault

December 27, 1996